EXHIBIT 21.1

SUBSIDIARIES OF AMBASSADORS INTERNATIONAL, INC.

1. Ambassadors, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors International, Inc.

2. Ambassadors Cruise Group, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors International, Inc.

3. American West Steamboat Company, LLC, an Oregon limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

4. EN Boat LLC, an Oregon limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

5. QW Boat Company LLC, an Oregon limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

6. DQ Boat, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

7. AQ Boat, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

8. MQ Boat, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

9. Ambassadors International Cruise Group (USA), LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors International Cruise Group, LLC

10. Ambassadors International Marshall Islands, a Marshall Islands limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

11. Ambassadors International Cruise Group LLC, a Marshall Islands limited liability company, a wholly-owned subsidiary of Ambassadors International Marshall Islands, LLC

12. Ambassadors International Cruise Group, LLC, a Marshall Islands limited liability company, a wholly-owned subsidiary of Ambassadors International Marshall Islands, LLC

13. Windstar Sail Cruises Limited, a Bahamas company, a wholly-owned subsidiary of Ambassadors International Cruise Group, LLC

14. Wind Spirit Limited, a Bahamas company, a wholly-owned subsidiary of Windstar Sail Cruises Limited

15. Wind Star Limited, a Bahamas company, a wholly-owned subsidiary of Windstar Sail Cruises Limited

16. Degrees Limited, a Bahamas company, a wholly-owned subsidiary of Windstar Sail Cruises Limited

17. Ambassadors International Investments, LLC, a Marshall Islands company, a wholly-owned subsidiary of Ambassadors International Cruise Group, LLC

18. CQ Boat, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC

19. Contessa Boat, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Ambassadors Cruise Group, LLC